UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  December 23, 2011

COMMUNITYCORP
(Exact name of registrant as specified in its charter)

South Carolina	33-76644	57-1019001
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1100 N. Jefferies Blvd, Walterboro, South Carolina 29488
(Address of principal executive offices)   (Zip code)

Registrant’s telephone number, including area code:  (843) 549-2265

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           On December 19, 2011, the Boards of Directors of CommunityCorp (the “Company”) and its subsidiary, the Bank of Walterboro (the “Bank”), received written notification from W. Roger Crook that he is retiring as a director of the Company and as the President and Chief Executive Officer of the Bank, effective December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITYCORP

Dated: December 23, 2011	By:	/s/ Peden B. McLeod
Peden B. McLeod
Chairman of the Board of Directors